Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth L. Hignett, Senior Vice President, Chief Financial Officer and Secretary of Morgan’s Foods, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Quarterly Report on Form 10-Q of the Company for the period ended August 14, 2011 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2011	/s/ Kenneth L. Hignett
Kenneth L. Hignett, Senior Vice President,
Chief Financial Officer and Secretary